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SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934, as amended

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INTAC INTERNATIONAL, INC. (Name of Registrant as Specified In Its Charter)
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INTAC INTERNATIONAL, INC.
Unit 3-5, 17/F., Clifford Centre
778-784 Cheung Sha Wan Road
Kowloon, Hong Kong

INFORMATION STATEMENT
AND
NOTICE OF ACTION TAKEN WITHOUT A MEETING

        This information statement is being furnished in connection with action taken by one or more shareholders holding a majority of the voting power of our company, INTAC International, Inc. (referred to throughout this information statements as either we, us, our, or the "Company").

        On April 18, 2003, our board of directors (the "Board") approved the nomination of Messrs. Wei Zhou, Hans Schuld, Dr. Heinz-Gerd Stein, Theodore P. Botts and J. David Darnell to continue as members of our Board and authorized the submission of these nominees to a vote of our shareholders.

        Pursuant to Section 78.320 of the Nevada General Corporation Law, the holders of a majority of a corporation's voting power may take any action by execution of a written consent that could have been taken at a meeting of the stockholders. As of April 24, 2003, we had 19,189,455 shares of our common stock outstanding, with each holder of common stock entitled to cast one vote for each share of common stock then registered in such holder's name. On April 24, 2003, Wei Zhou, our Chief Executive Officer, President and a director, executed a written consent with respect to the 11,950,000 shares of common stock owned by him (representing 62.3% of the total outstanding shares) and voted "for" the election of each of the nominated directors. The re-election of the nominated directors will be effective on May 20, 2003 (20 calendar days following the mailing of this information statement).

        There will not be a meeting of shareholders, and none is required under the Nevada General Corporation Law when an action has been approved by written consent of the holders of a majority of the outstanding shares of our common stock.

        This information statement is first being mailed on or about April 30, 2003, to the holders of our outstanding common stock as of April 24, 2003, the date the shareholder written consent was signed and delivered to us.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

REELECTION OF THE BOARD OF DIRECTORS

        On April 18, 2003, our Board approved the nomination of the following individuals for re-election to our Board and authorized submission of these nominees to a vote of our shareholders:

        Wei Zhou has served as our Chief Executive Officer, President and Secretary since October 2001. Mr. Zhou became a director on October 12, 2001. Mr. Zhou is responsible for all of our day-to-day operations, including developing strategic plans for the business; building relationships and alliances with customers, suppliers and strategic partners; overseeing the sales and marketing activities of the business; and managing the operations of the offices in Hong Kong, China and Germany. From January 1997 through September 27, 2001, Mr. Zhou served as Managing Director of Tai Pan Trading GmbH, a Frankfurt, Germany-based enterprise that distributes mobile telecommunications equipment worldwide.

        Hans Schuld is a retired executive from IBM. Mr. Schuld became a director on October 12, 2001. In 1993, Mr. Schuld accepted a position with IBM's European Headquarters serving as Program Manager of RS6000 Supply and Demand Operations for Europe and certain emerging countries in the Middle East and Africa. Mr. Schuld retired from IBM in June 2000. Since his retirement from IBM, he has managed and operated his own business, The Consultant Connection, in Germany.

        Dr. Heinz-Gerd Stein served as Chief Financial Officer and was a member of the Executive Board of ThyssenKrupp AG in Germany until his retirement in September 2002. Dr. Stein became a director on December 16, 2002. Dr. Stein joined Thyssen AG, later known as ThyssenKrupp AG, in 1966 within their tax department and progressed to Head of the Finance Department and ultimately Chief Financial Officer and Member of the Executive Board. He is a currently a member of the supervisory and advisory boards of several German companies.

        Theodore P. Botts is a Private Financial Advisor, providing strategic and financial advice to individuals and companies since 2000 through his Kensington Gate Capital firm. Mr. Botts became a director on December 16, 2002. From 1998 to 2000, he served as the Managing Director for UBS Warburg's Latin American Corporate Finance, with generalist corporate finance activities. From 1994 to 1997, he served in a similar position for UBS Securities. From 1988 to 1993, he was the Managing Director and Head of International Corporate Finance of UBS Limited, managing the group responsible for the development and execution of corporate finance business in Continental Europe.

        J. David Darnell became our Senior Vice President and Chief Financial Office in June of 2002. From November 2000 to May 2002 Mr. Darnell served as Senior Vice President and Chief Financial Officer of Nucentrix Broadband Networks, Inc. (Nasdaq: NCNX), a provider of broadband wireless Internet and multichannel video services. Mr. Darnell became one of our directors on October 15, 2001. From 1997 to October 2000, he served as Senior Vice President and Chief Financial Officer of ILD Telecommunications, Inc., a nationwide facilities-based provider of prepaid phone services and telecommunications outsourcing services. From 1993 to 1997, Mr. Darnell was Senior Vice President, Finance and Chief Financial Officer for SA Telecommunications, Inc., a publicly held, full-service interexchange carrier that provided a wide range of telecommunications services. From 1990 to 1993, Mr. Darnell served as Chief Financial Officer of Messagephone, Inc., a telecommunications technology and intellectual property firm. Mr. Darnell is a certified public accountant.

ACTION BY CONSENT OF OUR SHAREHOLDERS

        On April 24, 2003, Wei Zhou, holder of 11,950,000 shares of our common stock (representing 62.3% of the total shares outstanding), voted for the re-election of the current Board. Mr. Zhou is our Chief Executive Officer, President, Secretary and a member of our Board.

        The re-election of the Board will be deemed approved by the shareholders of the Company on May 20, 2003, which is the date 20 calendar days following the mailing of this information statement to our shareholders.

OUR BOARD OF DIRECTORS

        On December 16, 2002, our Board adopted a resolution which expanded the size of the Board from three members to five, and appointed Mr. Theodore P. Botts and Dr. Heinz-Gerd Stein to fill the vacancies created by the newly created directorships. Mr. Botts and Dr. Stein, as well as continuing director Hans Schuld, are each an independent director both under the criteria set forth in Section 301 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") as well as under the rules set forth by the National Association of Securities Dealers. With the addition of these two independent directors, our Board is now composed of a majority of independent directors. We do not have a designated compensation committee. Officer compensation decisions are made by the full Board. We recently established an Audit Committee in December 2002, although the Audit Committee did not meet during fiscal year 2002.

        Any vacancy occurring on the Board (including any vacancy caused by newly created directorships) may be filled by the affirmative vote of a majority of the remaining directors, although less than a quorum, or by the sole remaining director. During the year ended December 31, 2002, our Board held three meetings and took action by unanimous written consent six times. In addition, the directors held several discussions by telephone during 2002. Each of our directors attended at least 75% of the total of all such meetings.

AUDIT COMMITTEE

        Our Board established an audit committee on December 16, 2002 and adopted a written charter to govern such committee, a copy of which has been provided as Appendix A to this Information Statement. In accordance with the charter, all of the members of the Audit Committee are independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards and are financially literate and at least one member of the Audit Committee has accounting or related financial management expertise. The chairman of the audit committee is Mr. Botts. Dr. Stein is the committee's financial expert under the criteria set forth in Section 407 of Sarbanes-Oxley. Mr. Schuld will serve as the other member of the Audit Committee, which is comprised entirely of independent directors in accordance with Section 301 of Sarbanes-Oxley.

        The Audit Committee devotes attention to specific subjects and assists the Board in the discharge of its responsibilities. The Audit Committee recommends to the Board the appointment of the firm selected to serve as the independent auditor for the Company and its subsidiaries and monitors the performance of any such firm. It also reviews and approves the scope of the audit and evaluates, with the independent auditor, the Company's audit and annual financial statements, reviews with management the status of internal accounting controls, evaluates issues having a potential financial impact on the Company, which may be brought to the Audit Committee's attention by management, the independent auditors, or the Board and evaluates public financial reporting documents of the Company. During the fiscal year ended December 31, 2002, the Audit Committee did not meet.

REPORT OF AUDIT COMMITTEE

        The Audit Committee, on behalf of the Board, oversees the Company's financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with the Company the audited financial statements and the footnotes thereto in the Annual Report and discussed with the Company the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        The Company's outside auditor is responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. The Audit Committee reviewed and discussed with the outside auditor its judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by the Audit Committee with the Company's outside auditor under generally accepted auditing standards. The Company's outside auditor has expressed the opinion that the Company's audited financial statements conform to generally accepted accounting principles.

        The Audit Committee discussed with the outside auditor the outside auditor's independence from management and the Company, and received the written disclosures concerning the outside auditor's independence required by the Independence Standards Board to be made by the outside auditor to the Company.

        The Audit Committee discussed with the Company's outside auditor the overall scope and plans for its audit. The Audit Committee also met with the outside auditor to discuss the results of its examination, its evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission.

Dr. Heinz-Gerd Stein	Mr. Hans Schuld	Mr. Theodore P. Botts

        In accordance with the rules of the Securities and Exchange Commission, the foregoing information, which is required by paragraphs (a) and (b) of Regulation S-K Item 306, shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to the Commission's Regulation 14C, other than as provided in the Item, or to the liabilities of Section 18 of the Securities Exchange Act of 1934 except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, or the Securities Exchange Act of 1934.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows, as of April 24, 2003, the beneficial ownership of INTAC International, Inc. common stock held by (1) each person known to us to be the beneficial owner of more than 5% of our common stock; (2) each director; (3) each Named Executive Officer listed in the Summary Compensation Table on Page 5; and (4) all directors and executive officers as a group. The address of each executive officer and director is c/o INTAC International, Inc., 4120 International Parkway, Suite 2000, Carrollton, Texas, 75007-1906.

Name of Beneficial Owners	Number of Shares Beneficially Owned (1)	Percentage of Ownership (2)
Executive Officers and Directors:
Wei Zhou	11,950,000	62.3%
Dr. Heinz-Gerd Stein	600,000	3.1%
Theodore P. Botts	—	—
Hans Schuld	—	—
J. David Darnell	—	—
All Executive Officers and Directors as a Group (5 persons)	12,550,000	65.4%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless otherwise noted, the foregoing individuals have sole voting and investment control with respect to the shares beneficially owned by them.

(2)
We have calculated the percentages based on the Company having 19,189,455 shares of common stock outstanding as of April 24, 2003.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under the U.S. securities laws, directors, certain executive officers and persons holding more than 10% of our common stock must report their initial ownership of the common stock, and any changes in that ownership, to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports. Based solely on our review of copies of the reports filed with the Securities and Exchange Commission and written representations of our directors and executive officers, we believe all persons subject to reporting filed the required reports on time in 2002.

MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

        The executive officers and directors and their ages are as follows:

Name	Age	Position
Wei Zhou	33	Chief Executive Officer, President, Secretary and Director (Principal Executive Officer)
J. David Darnell	57	Senior Vice President, Chief Financial Officer and Director (Principal Financial Officer)
Dr. Heinz-Gerd Stein	62	Director
Theodore P. Botts	57	Director
Hans Schuld	55	Director

        Please see biographies on page 2.

COMPENSATION OF DIRECTORS

        Our bylaws specifically grant our Board with the necessary authority to fix the compensation of the directors. Currently, each non-employee director who serves as a member of our Board of Directors for at least one month during that quarter is entitled to receive a director fee of $5,000, plus $1,000 per meeting attended in person or by telephone (whether of the full Board or a committee thereof). In addition, each non-employee director serving as a chairperson of any committee of the Board is entitled to receive an additional $1,000 per quarter provided such person serves in such capacity for at least one month during that quarter.

        Messrs. Botts and Stein presently serve without compensation. Mr. Schuld received a total of $7,000 during the fiscal year ended December 31, 2002 in satisfaction of any and all amounts of director compensation and/or expense reimbursement due him for that period.

        Notwithstanding the foregoing, prior to Mr. Darnell's appointment as Senior Vice President and Chief Financial Officer, we entered into a Consulting Services Agreement with Mr. Darnell, one of our directors, pursuant to which he provided certain financial and strategic services to us outside his role as a director. We paid Mr. Darnell a total of $14,450 and $6,901 during the fiscal years 2002 and 2001, respectively under the terms of his Consulting Services Agreement.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table provides summary information concerning compensation paid by us to our Chief Executive Officer and other executive officers who earned more than $100,000 in salary and bonus for all services rendered in all capacities during the fiscal years 2002, 2001 and 2000 (the "Named Executive Officers").

Summary Compensation Table (1)

		Annual Compensation
Name and principal position		Salary ($)		Bonus ($)		Long Term Compensation Awards Restricted Stock Awards ($)
Wei Zhou—President and Chief Executive Officer	2002 2001	120,000 31,614	(2)	— —		— —
J. David Darnell—Senior Vice President and Chief Financial Officer	2002 2001	97,222 —	(3)	13,896 —	(3)	700,000 —	(4)

(1)
Other than Mr. Zhou and Mr. Darnell, no other employee of the Company received an annual salary of more than $100,000 in 2001 and 2002. In accordance with the rules of the SEC, other compensation in the form of perquisites and other personal benefits has been omitted for the named executive officers because the aggregate amount of these perquisites and other personal benefits was less than the lesser of $50,000 or 10% of the total of annual salary and bonuses for the named executive officers in 2002.

(2)
Mr. Zhou became employed by INTAC International in October 2001. Mr. Zhou's annualized salary is $120,000.

(3)
Mr. Darnell became employed by INTAC International in June 11, 2002. Mr. Darnell's annualized salary for 2002 was $175,000 with a guaranteed annualized bonus of $25,000.

(4)
Mr. Darnell was awarded a restricted stock award of 200,000 shares of the Company's common stock on July 29, 2002. This restricted stock award vests in three equal annual installments on the first three anniversary dates from the date of grant. The total market value of the stock award totaled $700,000 at the date of grant.

STOCK OPTIONS AND STOCK AWARDS

        We have never granted any stock appreciation rights ("SARS"). The following table describes all options to acquire shares of common stock granted to any director or Named Executive Officer during the fiscal year 2002.

INDIVIDUAL GRANTS
Name	Number of Securities and underlying Options / SARS Granted	Percent of Total options / SARS granted to Employees in Fiscal year	Exercise of base price ($ / Share)
J. David Darnell	300,000	100%	$3.50

        There were no options exercised by the Named Executive Officers in fiscal year 2002.

        On July 29, 2002, the Company made the following stock option grant and restricted stock award to its Senior Vice President and Chief Financial Officer: (i) a stock option to purchase 300,000 shares of the Company's common stock at an exercise price of $3.50 per share representing the market value on the date of grant under the Company's "2001 Long Term Incentive Plan" and (ii) a restricted stock award of 200,000 shares of the Company's common stock. This stock option and restricted stock award vest in three equal annual installments on the first three anniversary dates of the date of grant. The total market value of the stock award totaled $700,000 at the date of grant. At December 31, 2002, no options are exercisable and all options expire, if unexercised, on July 29, 2009.

        There have been no other stock options granted to any other executive officer, employees or others, including under our 2001 Long Term Incentive Plan.

EMPLOYMENT CONTRACTS

        On October 16, 2001, we entered into an employment agreement with Wei Zhou to serve as our Chief Executive Officer and President. The agreement is effective through October 16, 2004 and will automatically renew for successive one-year periods. Under the agreement, Mr. Zhou receives a base salary of $120,000 per year. In addition, Mr. Zhou is entitled to receive an annual bonus at the discretion of the Board. The agreement with Mr. Zhou may be terminated by us at any time for cause. However, if his employment is terminated by us without cause (as such term is defined in the employment agreement) then, we are obligated to pay Mr. Zhou an amount equal to the greater of (a) all amounts that would have been paid had he remained through the then-existing term or (b) an amount equal to 12 months base salary. If Mr. Zhou is terminated for cause, by mutual agreement, or upon death or disability, he will be paid only through the date of termination.

        On June 11, 2002, we entered into an employment agreement with J. David Darnell to serve as our Senior Vice President and Chief Financial Officer The agreement is effective through June 11, 2005 and will automatically renew for successive one-year periods. Under the agreement, Mr. Darnell receives a base salary of $175,000 per year and a guaranteed annual cash bonus of $25,000. The agreement with Mr. Darnell may be terminated by us at any time for cause. However, if his employment is terminated by us without cause (as such term is defined in the employment agreement) then, we are obligated to pay Mr. Darnell compensation earned through the date of termination plus an amount equal to 12 months base salary from the date of termination payable as if he had remained an employee of the Company plus the amount of guaranteed annual cash bonus that would have accrued had he remained with the Company through the first anniversary of the date of termination. If Mr. Darnell is terminated for cause, by mutual agreement, or upon death or disability, he will be paid only through the date of termination.

INDEPENDENT PUBLIC ACCOUNTANTS

THE COMPANY'S AUDITORS FOR FISCAL YEAR 2002

        On May 15, 2002, the Board of Directors approved King Griffin & Adamson P.C. ("KGA") as the Company's certifying accountants.

        KGA audited our financial statements for the year ended December 31, 2002 (the "2002 Financial Statements"). KGA's report on our 2002 Financial Statements contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

        Prior to the appointment of KGA, the registrant never consulted KGA regarding any matter concerning (i) the application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, nor was any written or oral advice provided that KGA concluded was an important factor considered by the registrant in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter which was the subject of a disagreement with KPMG LLP, the prior certifying accountant or any matter requiring disclosure.

        On March 1, 2003, KGA resigned to allow its successor entity, KBA Group LLP ("KBA"), to be engaged as our independent accountants.

DISMISSAL OF KPMG LLP

        KPMG LLP ("KPMG") audited our financial statements as of December 31, 2001 and for the period from January 3, 2001 (date of inception) to December 31, 2001 (the "2001 Financial Statements"). KPMG's report on our 2001 Financial Statements contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

        Effective April 18, 2002, KMPG resigned as our principal accountants. We were notified of KPMG's resignation by letter dated April 18, 2002.

        In connection with the audit of our 2001 Financial Statements and during the subsequent interim period through April 18, 2002, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG would have caused it to make reference thereto in connection with its opinion to the subject matter of the disagreement, except as follows:

        Certain matters involving internal control that KPMG considered to be reportable conditions under standards established by the American Institute of Certified Public Accountants were communicated by KPMG in writing to our Board on April 11, 2002. This communication indicated that, in the opinion of KPMG, we did not have personnel with adequate knowledge of the SEC's rules and regulations regarding the application of accounting principles generally accepted in the United States of America and that KPMG recommended that we continue to expand our finance department to include such personnel. We have authorized KPMG to respond fully to inquiries of the successor accountant concerning this item.

        Without agreeing with the conclusions reached in KPMG's letter dated April 11, 2002, on June 11, 2002, we entered into an employment agreement with J. David Darnell to serve as our Senior Vice President and Chief Financial Officer, as detailed above. We believe Mr. Darnell's appointment addresses any concerns regarding the Company's need for personnel with adequate knowledge of the SEC's rules and regulations regarding the application of accounting principles generally accepted in the United States of America. Our Board does not believe that its decision at the time, to delay the expansion of its finance department, had any effect on the quality of our consolidated financial statements for any period previously reported.

DISMISSAL OF MORGAN & COMPANY

        Prior to engaging KPMG as our principal accountants, we dismissed Morgan & Company, Chartered Accountants ("Morgan") as our independent accountants on October 13, 2001. Our Board recommended and approved this change in our independent accountants. Morgan audited our financial statements for the historic business of Commodore Minerals, Inc. for period from its inception (September 20, 2000) to November 30, 2000 and for the period from December 1, 2000 through September 30, 2001. We elected to change our independent accountants upon our acquisition of INTAC International Holdings Limited, a Hong Kong corporation, controlled by Wei Zhou, which followed Mr. Zhou's acquisition of control of the Company on October 1, 2001. Morgan's reports did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to certainty, audit scope or accounting principles. Since inception, there were no disagreements with Morgan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Morgan, would have caused Morgan to make reference to the subject matter of the disagreement in connection with its report. On October 13, 2001, we selected KPMG LLP as our independent accountants to audit our consolidated financial statements for the fiscal year ending December 31, 2001.

AUDIT FEES FOR FISCAL YEAR 2002

        For the year ended December 31, 2001, KPMG billed the Company an aggregate of $147,000 for professional services rendered for the audit of the Company's 2001 Financial Statements and an additional $9,425 for its assistance with the filing of other filings the Company made during 2001 with the Securities and Exchange Commission. KPMG did not perform any non-audit related consulting or tax work during 2001. For the year ended December 31, 2002, KPMG billed the Company an aggregate of $25,000 for professional services rendered for the inclusion of their 2001 opinion in our 10-KSB, filed with the Securities and Exchange Commission. KPMG did not perform any non-audit related consulting or tax work during 2002. Accordingly, our Board has determined that KPMG has retained its independence.

        For the year ended December 31, 2002, KBA and its predecessor entity KGA, billed the Company an aggregate of $42,000 for professional services rendered for the audit of the Company's 2002 Financial Statements and an additional $55,258 for its assistance with the filing of other filings the Company made during 2002 with the Securities and Exchange Commission. KGA also billed the Company $6,100 to file the 2000 and 2001 tax returns, as well as $5,810 for reviewing stock option and employment agreements. KBA and its predecessor entity KGA did not perform any further non-audit related consulting or tax work during 2002. Accordingly, our Board has determined that KBA has retained its independence.

ADDITIONAL INFORMATION

        PLEASE READ THIS ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Exchange Act, and in accordance therewith, file annual and quarterly reports, proxy and/or information statements and other information with the SEC. Reports, proxy statements and other information we file can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com. A copy of any public filing is also available, at no charge, by contacting J. David Darnell at 972-662-4035.

By Order of the Board of Directors
/s/ WEI ZHOU Wei Zhou
Kowloon, Hong Kong April 30, 2003

APPENDIX A

INTAC INTERNATIONAL, INC.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

December 16, 2002

A. PURPOSE

The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of INTAC International, Inc. (the "Company") is to assist the Board in fulfilling its oversight responsibilities relating to the Company's financial accounting, reporting, and controls. The Committee's principal functions are as follows:

  •
  To monitor the independence and performance of the Company's independent auditors;

  •
  To monitor the integrity of the Company's financial reporting processes and internal control systems; and

  •
  To provide an avenue of communication among the independent auditors, the Company's financial and senior management, the internal auditing department and the Board.

In order to serve these functions, the Committee shall have direct access to Company personnel and documents, and shall have authority to conduct any investigation into any matters appropriate to fulfilling its responsibilities. The Committee may retain, at the Company's expense, special legal, accounting or other consultants or experts of its choice that it deems necessary in the performance of its duties.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine whether the Company's financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations or the Company's policies and procedures.

B. MEMBERSHIP

All members of the Committee will be appointed by, and shall serve at the discretion of, the Board, subject to the membership eligibility requirements described below.

The Committee shall consist of at least three members of the Board. Each member shall be an "independent" Board member, as defined in the applicable rules and regulations of the Nasdaq Stock Market (the "Rules"). All members of the Committee shall have the ability to read and understand fundamental financial statements, or become able to do so within a reasonable time after joining the Committee. At least one member of the Committee shall have accounting, financial management or financial oversight experience, as required by the Rules.

C. RESPONSIBILITIES

The Committee shall have the following responsibilities, and it may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

        1.    Responsibilities Relating to Independent Auditors

    •
    The Committee shall communicate with the Company's independent auditors about the Company's expectations regarding the relationship with the auditors, including the auditors' ultimate accountability to the Board and the Committee.

    •
    The Committee shall review the independence and performance of the independent auditors, annually recommend to the Board the appointment of the independent auditors when appropriate, or approve any discharge of the auditors when appropriate.

    •
    In connection with reviewing the independence of the auditors, the Committee shall discuss with the auditors, on an annual basis, all material relationships and professional services provided to the Company by the auditors that could impair the auditors' independence. To facilitate this discussion, the auditors shall, on an annual basis, provide a letter to the Committee describing any such relationships.

    •
    The Committee shall review the general scope and plan for the independent auditors' annual audit and review and annually approve, in advance, the fees to be charged by the independent auditors for their auditing services.

    •
    The Committee shall pre-approve, in accordance with procedures established by the Company from time to time, all non-audit services to be provided by the Company's independent auditors to the Company and/or any of its subsidiaries. The Committee may delegate the authority to grant such pre-approvals to one or more members of the Committee, provided that the pre-approval decision and related services are presented to the Committee for formal approval at its next regularly scheduled meeting.

    •
    The Committee shall meet with the independent auditors and financial management of the Company to review the results of the annual audit, including comments or recommendations of the independent auditors outlined in the auditors' annual management letter.

    •
    The Committee shall meet at least twice each year with the Company's independent auditors, without members of management present, to discuss (a) the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel; (b) any significant issues regarding accounting principles, practices and judgments; (c) the cooperation that the independent auditors received during the course of the most recent audit; and (d) any other matters that the Committee deems necessary or advisable in connection with fulfilling its responsibilities.

    •
    The Company shall adopt a policy that appropriately restricts the hiring of employees of its current and former independent auditors. The Committee shall review this policy from time to time.

    •
    On at least an annual basis, the Committee will review with the Company's general counsel (a) any legal matters that could have a material impact on the Company's financial condition, results of operations or statements of cash flows, (b) the Company's compliance with applicable laws and regulations and (c) inquiries received from regulators or governmental agencies.

        2.    Responsibilities Relating to the Internal Auditors

    •
    The Committee shall perform an annual review of the work conducted by those officers and directors of the Company responsible for providing internal auditing services (the "Internal Auditors"), including the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors. The Committee shall also annually assess the independence and authority of the Internal Auditors' reporting obligations.

    •
    The Committee shall review significant reports prepared by the Internal Auditors, together with management's responses, and follow-up to these reports.

    •
    The Committee shall meet at least twice each year with the Company's Internal Auditors, without members of management present, to discuss any matters that the Committee deems necessary or advisable in connection with fulfilling its responsibilities.

        3.    Review Procedures

    •
    In consultation with management, the independent auditors and the Internal Auditors, the Committee shall consider the integrity of the accounting and financial reporting processes and controls of the Company. This consideration shall encompass (a) meeting periodically with the independent auditors, the Internal Auditors, and financial and accounting personnel to discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures; and (b) reviewing significant findings prepared by the independent auditors and the internal auditors, together with management's responses.

    •
    The Committee shall review the annual financial statements contained in the Company's Form 10-Ks and annual earnings press releases prior to their release to the public. This review shall include (a) discussions with management and the independent auditors concerning any significant issues regarding accounting principles, practices and judgments (including any changes in accounting principles), and (b) discussions with the independent auditors' concerning their judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. The annual review shall form the basis for the Committee's report to be included in the Company's annual proxy statement in accordance with SEC rules and regulations.

    •
    The Committee shall perform similar reviews with respect to the Company's Form 10-Qs and quarterly earnings press releases, and management will provide all information requested by the Committee in order to perform quarterly reviews.

    •
    The Committee shall review and assess the adequacy of this Charter at least once annually, shall make recommendations to the Board where appropriate to amend this Charter and shall direct the Company to publish the full Charter in its annual proxy statement at least once every three years.

    •
    The Committee shall review and approve any related party transaction (excluding transactions that are subject to review by the Compensation Committee of the Board).

    A "related party transaction" is as defined in Item 404(a) of Regulation S-K of the SEC, which governs disclosure of these types of transactions in public company reports.

D. PROCEDURAL MATTERS

Meetings of the Committee shall be held from time to time as determined by the Board and/or the members of the Committee. The Committee will maintain written minutes of its meetings, which will be filed with the Company's minute book along with the minutes of the meetings of the Board. The Committee shall periodically report to the Board on significant matters related to the Committee's responsibilities.

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INFORMATION STATEMENT AND NOTICE OF ACTION TAKEN WITHOUT A MEETING
  REELECTION OF THE BOARD OF DIRECTORS
  ACTION BY CONSENT OF OUR SHAREHOLDERS
  OUR BOARD OF DIRECTORS
  AUDIT COMMITTEE
  REPORT OF AUDIT COMMITTEE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
  SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
MANAGEMENT
  EXECUTIVE OFFICERS AND DIRECTORS
  COMPENSATION OF DIRECTORS
  COMPENSATION OF EXECUTIVE OFFICERS
  STOCK OPTIONS AND STOCK AWARDS
  EMPLOYMENT CONTRACTS
INDEPENDENT PUBLIC ACCOUNTANTS
  THE COMPANY'S AUDITORS FOR FISCAL YEAR 2002
  DISMISSAL OF KPMG LLP
  DISMISSAL OF MORGAN & COMPANY
  AUDIT FEES FOR FISCAL YEAR 2002
ADDITIONAL INFORMATION
  APPENDIX A
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
  A. PURPOSE
  B. MEMBERSHIP
  C. RESPONSIBILITIES
  D. PROCEDURAL MATTERS